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                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

To the Board of Directors of
Metron Semiconductors Europa B.V.:

  We consent to the use of our report incorporated herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG Accountants N.V.

Amstelveen, The Netherlands
June 15, 1995